UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

HAEMONETICS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14041

Massachusetts	04-2882273
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

125 Summer Street Boston, MA 02110
(Address of principal executive offices, including zip code)

781-848-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HAE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on March 5, 2021, Haemonetics Corporation (the “Company”) entered into a purchase agreement, dated as of March 2, 2021 (the “Purchase Agreement”), with certain initial purchasers (the “Initial Purchasers”) agreeing, subject to customary conditions, to issue and sell up to $500,000,000 principal amount of the Company’s 0.00% Convertible Senior Notes due 2026 (the “Notes”) to the Initial Purchasers. The issuance of $435,000,000 principal amount of Notes (the "Base Notes") was completed on March 5, 2021. On March 12, 2021, the Initial Purchasers exercised their option to purchase an additional $65,000,000 principal amount of Notes (the “Additional Notes”). The Company intends to use the net proceeds to fund the cost of entering into the Additional Capped Call Transactions described below and intends to use the remainder of the net proceeds from the offering to reduce the amount of indebtedness pursuant to the Company’s existing credit facility and for working capital and other general corporate purposes.  The Additional Notes have the same terms in all respects, and were issued on March 16, 2021 under the same indenture, as the Base Notes, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2021 (the “Base Notes Form 8-K”). A copy of the indenture is filed as Exhibit 4.1, and a copy of the Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Capped Call Transactions

In connection with the exercise by the Initial Purchasers of their right to purchase the Additional Notes, the Company entered into privately negotiated capped call transactions (collectively, the “Additional Capped Call Transactions”) with Deutsche Bank AG, London Branch, Citibank, N.A., HSBC Bank USA and Royal Bank of Canada (collectively, the “Option Counterparties”) pursuant to capped call confirmations in substantially the form filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The Additional Capped Call Transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the Additional Notes, the aggregate number of shares of the Company’s common stock that initially underlie the Additional Notes, and are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of the Additional Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Additional Notes, as the case may be, with such reduction and/or offset subject to a cap, based on the cap price of the Additional Capped Call Transactions. The terms of the Additional Capped Call Transactions are the same as the terms of the base capped call transactions described in the Base Notes Form 8-K, and the information set forth in Item 1.01 of the Base Notes Form 8-K under the heading “Capped Call Transactions” is incorporated herein by reference. The cost of the Additional Capped Call Transactions was approximately $6.2 million.

The Additional Capped Call Transactions are separate transactions, in each case entered into between the Company and the respective Option Counterparty and are not part of the terms of the Additional Notes and will not affect any holder’s rights under the Additional Notes. Holders of the Additional Notes will not have any rights with respect to the Additional Capped Call Transactions.

The above description of the Additional Capped Call Transactions is a summary and is not complete, and the above description is qualified by reference to the terms of the form of confirmation of additional call option transaction set forth in Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company offered and sold the Additional Notes to the Initial Purchasers in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the Initial Purchasers to persons reasonably believed to be “qualified institutional buyers,” as defined in and pursuant to the exemption from registration requirements provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement pursuant to which the Company sold the Additional Notes to the Initial Purchasers. The shares of the Company’s common stock issuable upon conversion of the Additional Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

To the extent that any shares of the Company’s common stock are issued upon conversion of the Additional Notes, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Additional Notes and any resulting issuance of shares of the Company’s common stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of March 5, 2021, between Haemonetics Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on March 5, 2021 by Haemonetics Corporation)

4.2	Form of certificate representing the 0.00% Convertible Senior Notes due 2026 (incorporated by reference to Exhibit A of Exhibit 4.1 to the Current Report on Form 8-K filed on March 5, 2021 by Haemonetics Corporation)

10.1	Form of Confirmation of Additional Call Option Transaction.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

Date: March 16, 2021	By:	/s/ Christopher A. Simon
	Name:	Christopher A. Simon
	Title:	President and Chief Executive Officer